UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2025

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On February 19, 2025, Trimble Inc. (the “Company”) issued a press release reporting its financial results for the quarter and year ended January 3, 2025. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On February 18, 2025, the Board of Directors authorized the repurchase of up to $1.0 billion in shares of the Company’s common stock, effective immediately. The stock repurchase authorization does not have an expiration date and replaces the prior authorization of up to $800.0 million, of which $625.0 million was remaining but is now cancelled.
Under the stock repurchase program, the Company may repurchase shares of the Company’s common stock from time to time, through accelerated share repurchase programs, open market transactions, privately negotiated transactions, block purchases, tender offers, or other means. The program may be suspended, modified, or discontinued at any time at the Company’s discretion without prior notice.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 19, 2025 related to the Company's financial results for the quarter and year ended January 3, 2025
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Dated: February 19, 2025	By:	/s/ Phillip Sawarynski
Phillip Sawarynski
Chief Financial Officer